Provision for Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Provision for Income Taxes

6 Provision for Income Taxes

In 2014, NXP generated income before income taxes of $639 million (2013: $377 million; 2012: $25 million loss). The components of income (loss) before income taxes are as follows:

	2014	2013	2012

Netherlands	398	205	(93)
Foreign	241	172	68

	639	377	(25)

The components of the provision for income taxes are as follows:

	2014	2013	2012

Current taxes:
Netherlands	(7)	(10)	(1)
Foreign	(32)	(17)	(20)

	(39)	(27)	(21)
Deferred taxes:
Netherlands	2	1	5
Foreign	(3)	6	15

	(1)	7	20

Total provision for income taxes	(40)	(20)	(1)

A reconciliation of the statutory income tax rate in the Netherlands as a percentage of income (loss) before income taxes and the effective income tax rate is as follows:

(in percentages)	2014	2013	2012

Statutory income tax in the Netherlands	25.0	25.0	25.0
Increase (reduction) in rate resulting from:
Rate differential local statutory rates versus statutory rate of the Netherlands	(2.5)	(3.4)	64.0
Net change in valuation allowance	2.4	5.3	(178.0)
Prior year adjustments	0.5	(0.8)	5.2
Non-taxable income	(0.3)	(1.1)	41.6
Non-tax-deductible expenses/losses	5.6	6.6	(69.6)
Other taxes and tax rate changes	—	2.3	18.2
Withholding taxes	1.3	0.8	(7.6)
Unrecognized tax benefits	0.6	0.8	(24.8)
Tax incentives	(26.3)	(30.2)	122.0

Effective tax rate	6.3%	5.3%	(4.0)%

For the year 2014 the main part of tax incentives includes a tax benefit resulting from the application of the Dutch “Innovation box” tax rules. The Company also benefits from income tax holiday incentives in certain jurisdictions which provide that we pay reduced income taxes in those jurisdictions for a fixed period of time that varies depending on the jurisdiction. The predominant income tax holiday is expected to expire at the end of 2021. The related tax benefit of 4.3% (2013: 6.5%) is also recorded above within tax incentives.

The Company has considered all items of income (including items recorded in other comprehensive income) in determining the amount of tax benefit that should be allocated to a loss from continuing operations. As a result, during 2012 we recorded $8 million of non-cash tax benefit on a loss from continuing operations arising in one of our jurisdictions for the year ended December 31, 2012 which was exactly offset by $8 million income tax expense in other comprehensive income. Because the income tax expense on other comprehensive income is equal to the income tax benefit from continuing operations, our net deferred tax positions at December 31, 2012 were not impacted by this tax allocation.

Deferred tax assets and liabilities

The principal components of deferred tax assets and liabilities are presented below:

	2014		2013
	Assets	Liabilities	Assets	Liabilities

Intangible assets	2	(120)	5	(160)
Property, plant and equipment	19	(35)	27	(36)
Inventories	2	—	2	—
Receivables	—	—	—	(1)
Other assets	1	(1)	1	—
Liabilities:
Pensions	51	—	36	(5)
Restructuring	6	—	27	—
Other	25	—	24	—
Long-term debt	—	—	—	(23)
Undistributed earnings of foreign subsidiaries	—	(31)	—	(31)
Tax loss carryforwards (including tax credit carryforwards)	659	—	686	—

Total gross deferred tax assets (liabilities)	765	(187)	808	(256)

Net deferred tax position	578		552
Valuation allowances	(627)		(607)

Net deferred tax assets (liabilities)	(49)		(55)

The Company has significant deferred tax assets resulting from net operating loss carryforwards, tax credit carryforwards and deductible temporary differences that may reduce taxable income in future periods. Valuation allowances have been established for deferred tax assets based on a “more likely than not” threshold. The realization of our deferred tax assets depends on our ability to generate sufficient taxable income within the carryback or carryforward periods provided for in the tax law for each applicable tax jurisdiction. The valuation allowance increased by $20 million during 2014 (2013: $18 million increase). When the Company’s operating performance improves on a sustained basis, our conclusion regarding the need for such valuation allowance could change.

Subsequently recognized tax benefits related to the valuation allowance for deferred tax assets as of December 31, 2014, will be allocated as follows: $620 million of income tax benefit that would be reported in the consolidated statement of comprehensive income, $7 million to additional paid-in capital.

After the recognition of the valuation allowance against deferred tax assets, a net deferred tax liability remains of $49 million at December 31, 2014 (2013: $55 million). This net deferred tax liability relates to certain taxable temporary differences reversing outside the tax loss carryforward periods, deferred tax liabilities recorded for profitable entities and deferred tax liabilities for withholding taxes on undistributed earnings of foreign subsidiaries.

At December 31, 2014 tax loss carryforwards of $2,463 million will expire as follows:

	Balance December 31,	Scheduled expiration
	2014	2015	2016	2017	2018	2019	2020-2024	later	unlimited
Tax loss carryforwards	2,463	143	688	448	10	193	198	152	631

The Company also has tax credit carryforwards of $95 million, which are available to offset future tax, if any, and which will expire as follows:

	Balance December 31,	Scheduled expiration
	2014	2015	2016	2017	2018	2019	2020-2024	later	unlimited
Tax credit carryforwards	95	—	—	—	—	—	—	10	85

The classification of the deferred tax assets and liabilities in the Company’s consolidated balance sheets is as follows:

	2014	2013

Deferred tax assets within current assets	8	11
Deferred tax assets within other non-current assets	19	24
Deferred tax liabilities within accrued liabilities	—	(2)
Deferred tax liabilities within other non-current liabilities	(76)	(88)

	(49)	(55)

The net income tax payable (excluding the liability for unrecognized tax benefits) as of December 31, 2014 amounted to $9 million (2013: $6 million payable) and includes amounts directly payable to or receivable from tax authorities.

As from 2009 the Company intends to repatriate the undistributed earnings of subsidiaries. Consequently, the Company has recognized a deferred income tax liability of $31 million at December 31, 2014 (2013: $31 million) for the additional withholding taxes payable upon the future remittances of these earnings of foreign subsidiaries.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2014	2013	2012

Balance as of January 1,	143	139	169
Increases from tax positions taken during prior periods	—	1	16
Decreases from tax positions taken during prior periods	(21)	(4)	(25)
Increases from tax positions taken during current period	3	7	2
Decreases relating to settlements with the tax authorities	—	—	(23)

Balance as of December 31,	125	143	139

Of the total unrecognized tax benefits at December 31, 2014, $23 million, if recognized, would impact the effective tax rate. All other unrecognized tax benefits, if recognized, would not affect the effective tax rate as these would be offset by compensating adjustments in the Company’s deferred tax assets that would be subject to valuation allowance based on conditions existing at the reporting date.

The Company classifies interest related to unrecognized tax benefits as financial expense and penalties as income tax expense. The total related interest and penalties recorded during the year 2014 amounted to $3 million (2013: $1 million; 2012: $(5) million). As of December 31, 2014 the Company has recognized a liability for related interest and penalties of $7 million (2013: $4 million; 2012: $3 million). It is reasonably possible that the total amount of unrecognized tax benefits may significantly increase/decrease within the next 12 months of the reporting date due to, for example, completion of tax examinations; however, an estimate of the range of reasonably possible change cannot be made.

Tax years that remain subject to examination by major tax jurisdictions (the Netherlands, Germany, USA, China, Taiwan, Thailand and the Philippines) are 2009 through 2014.